UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2005

Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation

(Exact name of Registrant as specified in its charter)

Delaware	68-0383530
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11060 White Rock Road, Suite 210, Rancho Cordova, California 95670

(916) 638-4744

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 11, 2005, VantageMed Corporation entered into a Separation Agreement and Release with Mr. R. Ernest Chastain in connection with his departure as Vice President of Sales.  The agreement provides for a severance payment equal to less than one month of pay, payment of healthcare premiums for up to three months and accelerated vesting of certain of Mr. Chastain’s stock options.  A copy of the agreement is attached as Exhibit 10.1.

Item 9.01 – Financial Statements and Exhibits

(c)          Exhibits

Exhibit 10.1 – Separation Agreement and Release dated July 11, 2005, between VantageMed Corporation and R. Ernest Chastain.

Exhibit 99.1 – Press Release dated July 15, 2005, announcing second quarter revenue expectations and the departure of Ernie Chastain as Vice President of Sales.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION

	By:	/s/ Philip Ranger
Dated: July 15, 2005		Philip Ranger
Chief Financial Officer